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                                                                   EXHIBIT 10.31

                                  THERMA-WAVE
                     EXECUTIVE DEFERRED COMPENSATION PLAN


     The Board of Directors of Therma-Wave, a corporation, ("Company") has adopted this Executive Deferred Compensation Plan ("Plan") effective January 1, 2000.

PURPOSE
-------

          The primary purpose of the Plan is to provide deferred compensation to a select group of management and highly compensated employees through an unfunded "top hat" arrangement exempt from the fiduciary, funding, vesting, and plan termination insurance provisions of Title I and Title IV of the Employee Retirement Income Security Act ("ERISA"). More specifically, the Company has adopted this Plan to provide Employees with the opportunity to defer Compensation and to receive the Company Contributions they are unable to defer or receive under the Company's tax qualified cash or deferred compensation plan ("Qualified Plan"), because of limits imposed by Sections 401(a)(4), 401(k), 401(m) and 402(g) of the Internal Revenue Code ("Code") on plans to which those sections of the Code apply.

DEFINITIONS AND CAPITALIZED TERMS
---------------------------------

          The capitalized terms, set forth in alphabetical order defined below, are used throughout the Plan.

               (a) "Account" refers to the bookkeeping entries established and maintained by the Company or the Committee for the purpose of recording (i) the amounts of Compensation deferred by an Employee and Company Contributions made by the Company under this Plan, (ii) any interest earnings or losses with respect to those amounts, and (iii) any distributions to an Employee or Beneficiary.

               (b) "Beneficiary" refers to the person or entity selected to receive any portion of an Employee's Account that has not been distributed from the Plan at the time of the Employee's death. Such designation shall be on a form provided or approved by the Plan Administrator. In the event a married Employee designates someone other than his or her spouse as sole, primary Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing which names the designated Beneficiary. If an Employee fails to designate a Beneficiary or no designated Beneficiary survives the Employee, the Plan Administrator may direct payment of benefits to the following person or persons in the order given below:

                    the Employee's:

                    (i)    spouse,

                    (ii)   descendants, per stirpes,

                    (iii)  parents,

                    (iv)   brothers and sisters, or

                    (v)    estate of the Participant.

               (c) "Board" or "Board of Directors" refers to the Board of Directors of the Company.

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               (d) "Change in Control" has the meaning specified in Section 280G of the Code and the regulations thereunder.

               (e) "Code" refers to the Internal Revenue Code of 1986, as amended from time to time.

               (f) "Committee" or "Administrative Committee" refers to the officers of the Company who act on behalf of the Company in discharging the Company's duties as the Plan Administrator. Notwithstanding any other provision of the Plan document, any member of the Committee or any other officer or employee of the Company who exercises discretion or authority on behalf of the Company shall not be a fiduciary of the Plan merely by virtue of his or her exercise of such discretion or authority. The Chief Financial Officer shall identify the Company officers who shall serve as members of the Committee. Absent a designation to the contrary, the President shall act on behalf of the Company and the Committee. Because this Plan is a "top hat" arrangement, the Committee shall not be subject to the duties imposed by the provisions of Part 4 of Title I of ERISA.

               (g) "Company," "Corporation" or "Employer" refers to Therma-Wave, Inc. a Delaware corporation.

               (h) "Compensation" refers to an Employee's gross salary, including any commissions, bonuses or awards, payable by the Company after an Employee first becomes eligible to participate in the Plan and during the period through which such participation continues.

               (i) "Disabled" or "Disability" refers to a physical or mental condition of an Employee which (i) occurs after an Employee first defers Compensation under this Plan, (ii) results from an injury, disease or disorder, and (iii) renders the Employee totally and permanently incapable of continuing in his or her customary employment with the Company. In determining whether an Employee is disabled, the Committee may rely upon the conclusions of any insurance carrier that has issued a policy of disability income insurance covering the Employee or upon the conclusions of any physician acceptable to the Committee. An Employee automatically will satisfy the requirements under this Plan, with respect to submission of evidence of disability, throughout the period that he or she remains qualified for Social Security disability benefits. Any Employee who believes that he or she is entitled to any advantage, benefit, or other consideration under the Plan as a result of being Disabled shall apply to the Committee for such consideration and shall provide any evidence of Disability which the Committee in its discretion may request in a manner consistent with the Americans with Disabilities Act of 1990 and other relevant laws.

               (j) "Early Retirement Age" refers to the age, no less than 55 years of age, the Employee elects to retire from the Company prior to reaching Normal Retirement Age. Such election shall be made on the Election of Deferral no less than one year prior to reaching such age. In the absence of such election, the Normal Retirement Age shall apply.

               (k) "Effective Date" refers to January 1, 2000 with respect to Compensation first earned, determined or payable after that date.

               (l) "Employee" refers to any employee, within the meaning of
Section 3121(d) of the Code, who is highly compensated or who is a member of management selected by the Committee to participate in this Plan. The Committee shall determine whether an employee is to be considered highly compensated. Where the Plan Administrator considers appropriate in applying the provisions of this Plan, the term Employee shall include only persons who are Participants or Inactive Participants under the Plan.

               (m) "ERISA" refers to the Employee Retirement Income Security Act of 1974, as amended from time to time.

               (n) "Hardship" refers to an Employee's immediate and heavy financial need caused by an unforeseeable emergency, as described in Treasury Regulations Section 1.457-2(h)(4) and (5). In general, but without limitation, the Plan Administrator shall approve a Hardship withdrawal from an Employee's Account if the reduction does not exceed the amount needed to pay for the following unreimbursed expenses: (i) medical expenses

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defined in Code Section 213(d) and incurred (or to be incurred) during the calendar year by the Employee, or his or her spouse or dependents (as described in Code Section 152) as a result of a sudden or unexpected illness or accident;
(ii) loss of a participant's property as a result of a casualty or other extraordinary, unforeseeable circumstances attributable to forces beyond the participant's control; and (iii) other costs recognized by the Plan Administrator to pose an immediate and heavy financial need on the Employee as a result of an unforeseeable emergency or other factors beyond an Employee's control.

               (o) "Inactive Participant" refers to an Employee who deferred Compensation under the Plan during a previous Plan Year but who does not defer any Compensation payable during the current Plan Year.

               (p) "Normal Retirement Age" refers to sixty-five (65) years of age.

               (q) "Participant" refers to an eligible Employee who elects to defer under the Plan part or all of his or her Compensation payable during the current Plan Year.

               (r) "Plan Administrator" refers to the Company.

               (s) "Plan Year" refers to the period of 12 consecutive months commencing on the first day of January of each year. The initial plan year shall commence on the Effective Date of the Plan and end on the final day of December.

               (t) "Qualified Plan" refers to the Company's tax qualified individual account cash or deferred compensation plan subject to the limits imposed by Code Sections 401(a)(4), 401(k), 401(m), 402(g) and 415.

               (u) "Termination of Employment" refers to an Employee's (i) separation from service with the Company, (ii) refusal or failure to return to work within three (3) working days after the date requested by the Company,
(iii) failure to return to work at the conclusion of a leave of absence. This definition does not imply retirement from service.

               (v) "Trust" refers to a rabbi trust intended to satisfy the requirements of Revenue Procedures 92-64 and 92-65 of which a financial institution selected by the Company serves as trustee. The term "Trustee" shall include such financial institution and any successor Trustee under the Trust instrument.

ELIGIBILITY
-----------

          The Committee may, from time to time, designate by name those Employees of the Company who are eligible to participate in the Plan for one or more Plan Years and the date upon which each such Employee's participation may commence. All designated Employees shall be notified by the Board or the Committee of their eligibility to participate. An Employee shall not be eligible to participate in the Plan during the Plan Year immediately following the Plan Year in which the Employee takes a Hardship withdrawal from the Plan. The effective date of any such ineligibility under the preceding two sentences shall be the first day of the Plan Year coinciding with or next following the date on which the Board or Committee provides the Employee with written notice of revocation of eligibility. An Employee's eligibility to participate in the Plan does not confer upon the Employee any right to any award, bonus or other remuneration of any kind.

DEFERRAL OF COMPENSATION
------------------------

                    Election to Defer
                    -----------------

               An Employee who is eligible to participate in the Plan may elect to defer the receipt of Compensation by completing an Election of Deferral in the form set forth in Exhibit A, Part 1, Page 1 or otherwise approved by the Committee. Pursuant to the Election of Deferral form, an eligible Employee may elect to defer any

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whole percentage or fixed dollar amount of his or her Compensation. An Employee who elects to participate in the Plan must defer at least one percent (1%) but no more than one hundred percent (100%) of total Compensation for each Plan Year in which he or she remains eligible to participate.

          Date of Deferral
          ----------------

               An eligible Employee must submit his or her deferral election form to the Committee no later than the last day of the deferral election period. The last day of the deferral election period shall be (a) the last day preceding the calendar year in which the eligible Employee will render the services for which he or she will receive any part of the Compensation payable to the Employee during that year or (b) in the first year in which the Company implements the Plan or in which an Employee first becomes eligible to participate, the Employee may make his or her election within the first 30 days after the later of (i) the date the Plan becomes effective or (ii) the date the Employee becomes eligible to participate.

          Multiple Elections
          ------------------

               An election to defer Compensation shall be effective on the date an eligible Employee delivers a completed deferral election form to the Committee; provided, however, that, if the eligible Employee delivers another properly completed Election of Deferral form to the Committee prior to the close of the deferral election period described in Section 4.2, the deferral election on the form bearing the latest date shall control. After the last day of the election period, the controlling election made prior to the close of the period shall be irrevocable.

          Annual Elections
          ----------------

               In order to defer any portion of Compensation earned in any calendar year, an eligible Employee must submit at least one completed Election of Deferral form during the one-month period immediately preceding the start of that calendar year. If an Employee fails to make such a submission, the Employee will be deemed to have elected to continue deferring the same percentage of Compensation that the Employee deferred in the preceding calendar year. The employee also will be considered to have selected the same method of distribution chosen the preceding calendar year.

          No Hardship Adjustments
          -----------------------

               After an annual election has taken effect for any Plan Year, a Participant may not increase or decrease the percentage or amount of Compensation to be deferred during that Plan Year; except that an Employee has the option to cease all deferrals under the Plan during the Plan Year if such cessation would relieve the Employee of one or more Hardships without any withdrawals under this Plan.

DEFERRED COMPENSATION ACCOUNTS
------------------------------

          Maintenance of Accounts
          -----------------------

               The Plan Administrator shall maintain one or more Accounts with respect to any Compensation deferred by an eligible Employee under Section 4 above. The Plan Administrator shall credit the Account with the full amount of Compensation deferred in any monthly period. If the Compensation deferred is subject to federal or state employment taxes (e.g. taxes under the Federal Insurance Contributions Act or Federal Unemployment Tax Act), said taxes shall be withheld and deducted from a portion of the Employee's Compensation not deferred under this Plan. A Participant or Inactive Participant shall be fully vested at all times in amounts deferred under Section 4 above, as adjusted for any earnings, losses, interest accruals, administrative expenses or distributions as described below.

          Investment Elections
          --------------------

               In accordance with rules, procedures and options established by the Committee, a

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Participant shall have the right to direct the investment of his or her Account, except for any period of time during which the Company limits Account earnings to interest accruals under Section 5.4 below. Although the Company shall have the obligation to follow the Participant's investment directions, the Company, in its sole discretion, may satisfy its obligation from time to time in one or both of the following ways. First, the Company may invest assets allocable to the Participant's Accounts in the specific investments, in the specific amounts and for the specific periods directed by the Participant; and the Company must credit or charge the Participant's Accounts with the earnings gains or losses resulting from such investments. Second, the Company may invest assets allocable to the Participant's Accounts in any manner, in any amount and for any period of time which the Company in its sole discretion may select; but the Company must credit or charge the Participant's Accounts with the same earnings, gains or losses that the Participant would have incurred if the Company had invested the assets allocable to the Participant's Accounts in the specific investments, in the specific amounts and for the specific periods directed by the Participant.
In accordance with procedures established by the Plan Administrator, a Participant may change his or her investment directions effective as of the first day of any calendar month. Such changes may be made in a writing delivered to the Company or the Committee no fewer than 15 days preceding the effective date of the change. If the Employee fails to provide any investment directions at a time when the Employee has an interest in the Company's Qualified Plan, the Company or the Committee may follow the then current investment directions for the Employee's interest in the Company's Qualified Plan. If this Plan is determined to be subject to the fiduciary provisions of Part 4 of Title I of ERISA, this Plan shall be treated as a Plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1, in which Plan fiduciaries may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by a Participant or Beneficiary.

          Investment Earnings or Losses
          -----------------------------

               Except for any period of time during which the Company limits Account earnings to interest accruals under Section 5.4 below, any amounts credited to the Account of a Participant or Inactive Participant as a result of the deferral of all or part of his or her Compensation may increase or decrease as a result of the Company's investment of such amounts during the Plan Year, as described in Section 5.2 above. A ratable share of Plan investment earnings or losses under this Section 5.3 shall be credited to the Account of a Participant or Inactive Participant, as determined in good faith by the Committee. At the sole discretion of the Committee, for any Plan Year, the Committee may allocate to the Participant's Account either (i) the full amount of the Participant's share of Plan investment earnings or losses or (ii) the full amount of such share adjusted for any federal, state or local income or employment tax consequences attributable to such earnings or losses. If the full amount of such investment earnings or losses are allocated to a Participant's Account, any federal, state or local income or employment tax consequences attributable to such earnings or losses under this Section 5.3 shall be borne by or inure to the benefit of the Company. The Participant and his or her Beneficiary understand and agree that they assume all risk in connection with any decrease in the value of the Compensation deferred under the Plan and invested in accordance with these Sections 5.2 and 5.3.

          Interest Accruals
          -----------------

               Prior to the start of any Plan Year, the Company may inform Participants and Inactive Participants in writing that, during the Plan Year, the Company will not invest an Employee's deferred Compensation as described in Sections 5.2 and 5.3 above. Rather, any amounts credited to the Account of a Participant or Inactive Participant as a result of the deferral of all or part of his or her Compensation shall accrue interest compounded annually, as consideration for the use or forbearance of money. The accrual of interest begins and the compounding of interest occurs on the first day of each Plan Year or, if later, the date on which an eligible Employee first defers Compensation under the Plan. The rate at which interest accrues shall equal the prime rate, plus one percent, offered to borrowers by a commercial bank in California on the last day of the preceding Plan Year. The Committee shall select the commercial bank before the first day of the Plan Year during which the accrual occurs. At the sole discretion of the Company, for any Plan Year (i) the full amount of such accrued interest may be allocated to a Participant's Account or (ii) adjusted for any federal, state or local income or employment tax consequences attributable to such interest, prior to allocating such interest to a Participant's Account. If the full amount of such interest accruals are allocated to a Participant's Account, any federal, state or local income or employment tax consequences attributable to interest accruals under this Section
5.4 shall be borne by or inure to the benefit of the Company.

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          Investment of Unpaid Balances
          -----------------------------

               The unpaid balance of all Accounts payable under the Plan shall continue to be credited with the investment earnings or losses described in Sections 5.2 and 5.3 above or, at the election of the Company or Committee, continued accruals of interest as described in Section 5.4 above.

          Company's General Assets
          ------------------------

               Participant understands and agrees that all Compensation deferred under the Plan and all amounts credited to a Participant's Account under the Plan (a) are the general assets of the Company, (b) may be used in the operation of the Company's business or in any other manner permitted by law, and (c) remain subject to the claims of the Company's general unsecured creditors. Participant agrees, on behalf of Participant and his or her Beneficiary, that
(i) title to any amounts deferred under the Plan or credited to a Participant's Account remains in the Company and (ii) neither Participant nor his or her Beneficiary has any property interests whatsoever in said amounts, except as general creditors of the Company.

EFFECT ON EMPLOYEE BENEFITS
---------------------------

          Amounts deferred under this Plan or distributed pursuant to the terms of this Plan are not taken into account in the calculation of an Employee's benefits under any employee pension or welfare benefit program or under any other compensation practice maintained by the Company, except to the extent provided in such program or practice.

PAYMENT OF DEFERRED COMPENSATION ACCOUNTS
-----------------------------------------

          Income Tax Obligations
          ----------------------

               If an Employee is assessed federal, state or local income taxes by reason of, and computed on the basis of, his or her undistributed deferred Compensation or undistributed interest accrued on his or her Account, the Employee shall notify the Committee in writing of such assessment and there shall be distributed from the Employee's Account deferred Compensation or accrued interest in an amount equal to such tax assessment, together with any interest due and penalties assessed thereupon within 30 days following such notice; provided however, that if the Committee determines that such assessment is improper, it may request that the Employee contest the assessment, at the expense of the Company (which expense shall include all costs of appeal and litigation, including legal and accounting fees, and any additional interest assessed on the deficiency from and after the date of the Employee's notice to the Committee); and during the period such contest is pending, the sums otherwise distributable pursuant to this Section 7.1 shall not be distributed.

          In-Service Withdrawals
          ----------------------

               a.   Withdrawals to Meet Hardships
                    -----------------------------

                    If at any time following the first anniversary of initial participation in the Plan, an Employee incurs a Hardship, as described in
Section 2(n) above, the Employee may, by written notice to the Committee, request that all or any specified part of his or her Account but not less than $1,000 per withdrawal be paid to the Employee; and such distribution, if approved by the Company, shall be made in a lump sum within 30 days following the Company's receipt of such notice. The Company shall have exclusive authority to determine whether to make a Hardship distribution from an Employee's Account but shall not unreasonably deny a request for such a distribution. The Company's decision shall be final and binding on all parties. Any Hardship withdrawals from an Account shall reduce the amount available for subsequent distributions from the Account, as the Company

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in good faith may determine.

               b.   Other Withdrawals
                    -----------------

                    The lesser of either: (a) the In-Service Withdrawal amount designated by the Employee on a validly submitted Election of Deferral in the form set forth at Exhibit A, Part 3, or (b) the Accrued Benefit, shall be distributed in a lump sum on the In-Service Withdrawal Date. The In-Service Withdrawal Date shall be the later of either: (a) the In-Service Withdrawal Date set forth at Exhibit A, Part 3, or (b) a date twelve (12) months after the Election Date as defined in this Agreement. No In-Service Withdrawal shall be effective unless it is elected on an Election of Deferral submitted and dated as provided at Exhibit A, Part 3.

Prior to the termination of his or her employment, a Participant may not withdraw any funds from his or her Account, except as provided in paragraphs a. and b. of this Section 7.2.

          Termination of Employment
          -------------------------

               Upon termination of the employment of a Participant or Inactive Participant for reasons other than retirement, the Committee shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant in the form set forth in Exhibit A, Part 1, Page 2, in a lump sum or in 60 or more (but not more than 180) monthly installments such that the Account depletes following the final installment. In the absence of such election, the Participant or Inactive Participant shall be distributed his or her Account in a lump sum. The payment from the Account shall occur or commence within 90 days of the end of the current calendar year if requested by the Participant and approved by the Committee.

          Disability
          ----------

               Upon the Disability of a Participant or Inactive Participant prior to termination of employment, the Committee shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant in the form set forth in Exhibit A, Part 1, Page 2, in a lump sum or in 60 or more (but not more than 180) monthly installments such that the Account depletes following the final installment. In the absence of such election, the Participant or Inactive Participant shall be distributed his or her Account under the plan in 180 monthly installments such that the Account depletes following the final installment. The payment from the Account shall occur or commence on the first day of the second month following the date in which the Disability results in the Employee's termination of employment. Prior to the death of the Participant or Inactive Participant, during any period in which a Participant or Inactive Participant remains Disabled, he or she (or his or her legal representative) may request Hardship withdrawals from any undistributed portion of his or her Account. Any such Hardship withdrawals shall reduce the amount available for subsequent distributions from the Account, as the Company in good faith may determine.

          Retirement
          ----------

               Upon the Participant or Inactive Participant reaching Early Retirement Age, as elected in the form set forth in Exhibit A, Part 1, Page 1, or Normal Retirement Age, and terminating employment, the Committee shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant in the form set forth in Exhibit A, Part 1, Page 2, in a lump sum or in 60 or more (but not more than 180) monthly installments such that the Account depletes following the final installment. In the absence of such election, the Participant or Inactive Participant shall be distributed his or her Account under the plan in 180 monthly installments such that the Account depletes following the final installment. The initial payment from the Account shall occur or commence on the first day of the second month following the date in which the Retirement results in the Employee's termination of employment.

          Death Prior to Commencement of Distributions
          --------------------------------------------

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               Upon the death of a Participant or Inactive Participant prior to the commencement of any distribution under Sections 7.4 or 7.5 above, a Survivor Benefit equal to two times the salary of the plan participant (but not to exceed $750,000), and the vested account balance shall be distributed to his or her Beneficiary, in a lump sum. The payment shall occur or commence on the first day of the month following the date in which the death of the Participant or Inactive Participant occurs. During the period between the death of the Participant or Inactive Participant and the commencement of distributions to the Beneficiary, the Beneficiary may request Hardship withdrawals from any undistributed portion of his or her Account. Any such Hardship withdrawals shall reduce the amount available for subsequent distributions from the Plan, as the Company in good faith may determine.

          Death After Commencement of Distributions
          -----------------------------------------

               Upon the death of a Participant or Inactive Participant after the commencement of any distribution in accordance with Sections 7.4 or 7.5 above, the balance remaining in the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary in accordance with the terms elected by the Participant or Inactive Participant under Sections 7.4 or 7.5.

          Withholding and Other Tax Consequences
          --------------------------------------

               From any payments made under this Plan, the Company shall withhold any taxes or other amounts which federal, state or local law requires the Company to deduct, withhold and deposit. The Company's determination of the type and amount of taxes to be withheld from any payment shall be final and binding on all persons having or claiming to have an interest in this Plan or in any Account under this Plan.

FUNDING
-------

          All amounts deferred under this Plan remain or become general assets of the Company. All payments under this Plan shall come from the general assets of the Company. The amounts credited to an Employee's Account are not secured by any specific assets of the Company. This Plan shall not be construed to require the Company to fund any of the benefits provided hereunder or to establish a trust or purchase an insurance policy or other product for such purpose. The Company may make such arrangements as it desires to provide for the payment of benefits. Neither an Employee, Participant or Inactive Participant nor his or her Beneficiary or estate shall have any rights against the Company with respect to any portion of any Account under the Plan except as general unsecured creditors. No Employee, Participant, Inactive Participant, Beneficiary or estate has an interest in any Account under this Plan until the Employee, Participant, Inactive Participant, Beneficiary or estate actually receives payment from the Account.

SUSPENSION OF PAYMENTS UPON COMPANY'S INSOLVENCY
------------------------------------------------

          At all times during the continuance of any trust established in connection with this Plan ("Trust"), if the Plan Administrator determines that the Company's financial condition is likely to result in the suspension of benefit payments from the Trust, the Plan Administrator shall advise Participants, Inactive Participants and Beneficiaries that payments from the Trust shall be suspended during the Company's insolvency. If the Trustee subsequently resumes such payments, the Administrator shall advise Participants, Inactive Participants and Beneficiaries that, if Trust assets are sufficient, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants, Inactive Participants and Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made directly by the Company during any period of discontinuance. No insufficiency of Trust assets shall relieve the Company of its obligation to make payments when due under the Plan.

NON-ALIENATION OF BENEFITS
--------------------------

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          The interest of any Employee, Participant, Inactive Participant or
Beneficiary shall not be subject to sale, assignment, transfer, conveyance, hypothecation, encumbrance, garnishment, attachment, anticipation, pledge, alienation or other disposition prior to actual distribution from the Plan; and any attempt to effect such disposition shall be void. No portion of any Account shall, prior to receipt thereof, be subject to the debts, contracts, liabilities, or engagements of any Employee, Participant, Inactive Participant or Beneficiary. Nothing in the preceding sentence shall prohibit the Company from recovering from an Employee, Participant, Inactive Participant or Beneficiary any payments to which he or she was not entitled under the Plan.

LIMITATION OF RIGHTS
--------------------

          Nothing in this Plan document or in any related instrument shall cause this Plan to be treated as a contract of employment within the meaning of the Federal Arbitration Act, 9 U.S.C. 1 et seq., or shall be construed as evidence of any agreement or understanding, express or implied, that the Company (a) will employ any person in any particular position or level of Compensation, (b) will offer any person initial or continued participation or awards in any commission, bonus or other compensation program, or (c) will continue any person's employment with the Company.

BEST PAYMENTS
-------------

          (a) If the gross amount of any payment or benefit under this Plan, either separately or in combination with any other payment or benefit payable by the Company or any of its affiliates or pursuant to a plan of the Company or an affiliate, would constitute a parachute payment within the meaning of the Code
Section 280G, then the total payments and benefits accrued and payable under this Plan shall not exceed the amount necessary to maximize the amount receivable by the Employee after payment of all employment, income and excise taxes imposed on the Employee with respect to such payments or benefits.

          (b) The Employee may elect by written notice which items of compensation, if any, shall be reduced so as to meet the requirements of Section 12(a) above. If there is a dispute between the Company and the Employee regarding (i) the extent, if any, to which any payments or benefits to the Employee are parachute payments or excess parachute payments, under Code Section 280G, or (ii) the base amount of such Employee's Compensation under Code Section 280G, or (iii) the status of such Employee as a disqualified individual, under Code Section 280G, such dispute shall be resolved in the same manner as a claim for benefits under this Plan.

          (c) Within 60 days of a Change in Control or, if later, within 30 days of the Employee's receiving notice of termination of employment from the Company or the Company's receiving notice of termination of employment from the Employee, either the Employee or the Company may request (i) a determination of the amount of any parachute payment, excess parachute payment, or base amount of compensation, or (ii) a determination of the reduction necessary to maximize the net receipts of the Employee as described in Section 12(a) above. Any fees, costs or expenses incurred by the Employee in connection with such determinations shall be paid equally by the Employee and the Company.

NOTICE UNDER WARN
-----------------

          (a) Any amounts paid (i) to any Employee under the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") or under any other laws regarding termination of employment, or (ii) to any third party for the benefit of said Employee or for the benefit of his or her dependents shall not be offset or reduced by any amounts paid or determined to be payable by the Company to said Employee or to his or her dependents under this Plan.

          (b) Subsequent to a Change in Control, the Company may amend, modify or terminate the Plan; provided, however, that no such amendment, modification or termination of the Plan will affect the right of a Participant or Beneficiary with respect to his or her Account as of the day prior to the date of the amendment, modification or termination. Such Account will continue to be subject to and governed by the terms of the Plan as set forth in the Plan document on the day prior to the date of the amendment, modification or termination. In addition, subsequent to a Change in Control, no change may be made to: (i) the investment options that were available to Participants and Beneficiaries under Section 5.2 of the Plan on the day prior to the Change in Control or (ii) the method of allocation selected by the Company pursuant to the third sentence of Section 5.3 of the Plan, as of the day prior to the Change in Control. Notwithstanding the foregoing, subsequent to a Change in Control, the Company may distribute the entire value of all Accounts in lump sum payments to all Participants and Beneficiaries.

AMENDMENT OR TERMINATION OF PLAN
--------------------------------

          (a) Prior to a Change in Control, the Committee may modify, suspend or terminate the Plan in any manner that does not (i) reduce any benefits accrued under this Plan or (ii) constitute a forfeiture of any benefits vested under this Plan.

          (b) In modifying, suspending or terminating the Plan, or in taking any other action with respect to the implementation, operation, maintenance or administration of the Plan, the Board of Directors may act by a resolution of the full Board or by a resolution of the Compensation Committee of the Board.

          (c) This Plan shall terminate immediately if a court of competent jurisdiction determines that this Plan is not exempt from the fiduciary provisions of Part 4 of Title I of ERISA. The Plan shall terminate as of the date it ceased to be exempt.

          (d) Upon termination of the Plan, the Plan Administrator shall distribute all Accounts, as determined by the Plan Administrator (i) in a lump sum to all Participants or (ii) in accordance with the method designated by Participants at the time of their deferrals.

ADMINISTRATIVE PROCEDURES AND DISPUTE RESOLUTION
------------------------------------------------

     Plan Administrator
     ------------------

               The Plan Administrator shall be the Company. The Company may establish an Administrative Committee composed of any persons, including officers or employees of the Company, who act on behalf of the Company in discharging the duties of the Company in administering the Plan. No Administrative Committee member who is a full-time officer or employee of the Company shall receive compensation with respect to his or her service on the Administrative Committee. Any member of the Administrative Committee may resign by delivering his or her written resignation to the Committee of the Company. The Chief Financial Officer of the Company may remove any Committee member by providing him or her with written notice of the removal.

     Committee Organization and Procedures
     -------------------------------------

               (a) The Chief Financial Officer of the Company ("CFO") or related officer of the Company may designate a chairperson from the members of the Administrative Committee. The Administrative Committee may appoint a secretary, who may or may not be a member of the Administrative Committee. The secretary shall have the primary responsibility for keeping a record of all meetings and acts of the Administrative Committee and shall have custody of all documents, the preservation of which shall be necessary or convenient to the efficient functioning of the Administrative Committee. All reports required by law may be signed by the Chairperson or another member of the Administrative Committee, as designated by the Chairperson, on behalf of the Company.

               (b) The Administrative Committee shall act by a majority of its members in office and may adopt such rules and regulations as it deems desirable for the conduct of its affairs. If the Company, the Plan, any Participant or Inactive Participant is or becomes subject to any rules of the Securities and Exchange Commission or any national or regional securities exchange, the Company and the members of the Administrative Committee shall take any actions which are necessary or desirable for the maintenance, modification or operation of the Plan in accordance with those rules.

     Administrative Authority
     ------------------------

               The Company and the Committee have discretionary authority to perform all functions necessary or appropriate to the operation of the Plan, including without limitation authority to (a) construe and interpret the provisions of the Plan document and any related instrument and determine any question arising under the Plan document or related instrument, or in connection with the administration or operation thereof; (b) determine in its sole discretion all facts and relevant considerations affecting the eligibility of any Employee to be or become a Participant; (c) decide eligibility for, and the amount of, benefits for any Participant, Inactive Participant or Beneficiary;
(d) authorize and direct all disbursements under the Plan; and (e) employ and engage such persons, counsel and agents and to obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provisions of the Plan. The Company shall be the "administrator" as defined in Section 3(16)(A) of ERISA for purposes of the reporting and disclosure requirements of ERISA and the Code. The CFO or related officer of the Company shall be the agent for service of process on the Plan.

     Expenses
     --------

               All reasonable expenses which are necessary to operate and administer the Plan shall be paid directly by the Company. All reasonable costs incurred by a Committee member in the discharge of the Company's or his or her duties under the Plan shall be paid or reimbursed by the Company. Such costs shall include fees or expenses arising from the Committee's retention, with the consent of the Company, of any attorneys, accountants, actuaries, consultants or recordkeepers required by the Committee to discharge its duties under the Plan. Nothing in the preceding two sentences or in any other provisions of the Plan shall require the Company to pay or reimburse any Committee member or any other person for any cost, liability, loss, fee or expense incurred by the Committee member or other person in any dispute with the Company; nor may any Committee member or other person reimburse himself, herself or itself from any Plan contributions or from the principal or income of investment or funding vehicle for the Plan for any such cost, liability, loss, fee or expense.

     Insurance
     ---------

               The Company may, but need not, obtain liability insurance to protect its directors, officers, employees or representatives against loss in the discharge of their responsibility in the operation of the Plan.

     Claims Procedure
     ----------------

               (a) A claim for benefits shall be considered filed only when actually received by the Plan Administrator.

               (b) Any time a claim for benefits is wholly or partially denied, the Participant, Inactive Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such denial within 30 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 30 day period. The extension shall expire within 60 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

     Appeal Procedures
     -----------------

               (a) Any person who has had a claim for benefits denied by the Plan Administrator, or is otherwise adversely affected by the action or inaction of the Plan Administrator, shall have the right to request review by the Plan Administrator. Such request must be in writing, and must be received by the Plan Administrator within 60 days after such person receives notice of the Plan Administrator's action. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

               (b) The Plan Administrator shall then review the claim. The Plan Administrator may issue a written decision reaffirming, modifying or setting aside its former action within 30 days after receipt of the written request for review, or 60 days if special circumstances require an extension. The Claimant shall be notified in writing of any such extension within 30 days following the request for review. An original or copy of the decision shall be furnished to the Claimant. The decision shall set forth the reasons and pertinent plan provisions or relevant laws on which the decision rests. The decision shall be final and binding upon the Claimant and the Plan Administrator and all other persons having or claiming to have an interest in the Plan or in any Account established under the Plan.

     Arbitration
     -----------

               (a) Any Participant's, Inactive Participant's or Beneficiary's claim remaining unresolved after exhaustion of the procedures in Section 15.6 and 15.7 (and to the extent permitted by law any dispute concerning any breach or claimed breach of duty regarding the Plan) shall be settled solely by binding arbitration at the Employer's principal place of business at the time of the arbitration, in accordance with the Employment Claims Rules of the American Arbitration Association. Judgment on any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party to any dispute regarding the Plan shall pay the fees and costs of presenting his, her or its case in arbitration. All other costs of arbitration, including the costs of any transcript of the proceedings, administrative fees, and the arbitrator's fees shall be borne equally by the parties.

               (b) Except as otherwise specifically provided in this Plan, the provisions of this Section 15.8 shall be absolutely exclusive for any and all purposes and fully applicable to each and every dispute regarding the Plan including any claim which, if pursued through any state or federal court or administrative proceeding, would arise at law, in equity or pursuant to statutory, regulatory or common law rules, regardless of whether such claim would arise in contract, tort or under any other legal or equitable theory or basis. The arbitrator who hears or decides any claim under the Plan shall have jurisdiction and authority to award only Plan benefits and prejudgment interest; and apart from such benefits and interest, the arbitrator shall not have any authority or jurisdiction to make any award of any kind including, without limitation, compensatory damages, punitive damages, foreseeable or unforeseeable economic damages, damages for pain and suffering or emotional distress, adverse tax consequences or any other kind or form of damages. The remedy, if any, awarded by such arbitrator shall be the sole and exclusive remedy for each and every claim which is subject to arbitration pursuant to this Section 15.8. Any limitations on the relief that can be awarded by the arbitrator are in no way intended (i) to create rights or claims that can be asserted outside arbitration or (ii) in any other way to reduce the exclusivity of arbitration as the sole dispute resolution mechanism with respect to this Plan.

               (c) The Plan and the Company will be the necessary parties to any action or proceeding involving the Plan. No person employed by the Company, no Participant, Inactive Participant or Beneficiary or any other person having or claiming to have an interest in the Plan will be entitled to any notice or process, unless such person is a named party to the action or proceeding. In any arbitration proceeding all relevant statutes of limitation shall apply. Any final judgment or decision that may be entered in any such action or proceeding will be binding and conclusive on all persons having or claiming to have any interest in the Plan.

     Notices
     -------

               Any notice from the Company or the Committee to an Employee, Participant, Inactive Participant or Beneficiary regarding this Plan may be addressed to the last known residence of said person as indicated in the records of the Company. Any notice to, or any service of process upon, the Company or the Committee with respect to this Plan may addressed as follows:

               L. Ray Christie
          -------------------------------
               Therma-Wave
          -------------------------------
               1250 Reliance Way
          -------------------------------

               Fremont, CA 94539
          -------------------------------

     Indemnification
     ---------------

               To the extent permitted by law, the Company shall, and hereby does, indemnify and hold harmless any director, officer or employee of the Company who is or may be deemed to be responsible for the operation of the Plan, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from a duty, act, omission or decision with respect to the Plan, so long as such duty, act, omission or decision does not involve gross negligence or willful misconduct on the part of such director, officer or employee. Any individual so indemnified shall, within 10 days after receipt of notice of any action, suit or proceeding, notify the CFO of the Company and offer in writing to the CFO the opportunity, at the Company's expense, to handle and defend such action, suit or proceeding, and the Company shall have the right, but not the obligation, to conduct the defense in any such action, suit or proceeding. An individual's failure to give the CFO such notice and opportunity shall relieve the Company of any liability to said individual under this Section 15.10. The Company may satisfy its obligations under this provision (in whole or in part) by the purchase of insurance. Any payment by an insurance carrier to or on behalf of such individual shall, to the extent of such payment, discharge any obligation of the Company to the individual under this indemnification.

MISCELLANEOUS
-------------

     Alternative Acts and Times
     --------------------------

               If it becomes impossible or burdensome for the Company or the Committee to perform a specific act at a specific time required by this Plan, the Company or Committee may perform such alternative act which most nearly carries out the intent and purpose of this Plan and may perform such required or alternative act at a time as close as administratively feasible to the time specified in this Plan for such performance. Nothing in the preceding sentence shall allow the Company or Committee to accelerate or defer any payments to Participants or Inactive Participants under this Plan, except as otherwise expressly permitted herein.

     Masculine and Feminine, Singular and Plural
     -------------------------------------------

               Whenever used herein, pronouns shall include both genders, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

     Governing Law and Severability
     ------------------------------

               This Plan shall be construed in accordance with the laws of the State of California (exclusive of its rules regarding conflicts of law) to the extent that such laws are not preempted by ERISA or other federal laws. If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

     Facility of Payment
     -------------------

               If the Plan Administrator, in its sole discretion, determines that any Employee, Participant, Inactive Participant or Beneficiary by reason of infirmity, minority or other disability, is physically, mentally or legally incapable of giving a valid receipt for any payment due him or her or is incapable of handling his or her own affairs and if the Plan Administrator is not aware of any legal representative appointed on his or her behalf, then the Plan Administrator, in its sole discretion, may direct (a) payment to or for the benefit of the Employee, Participant, Inactive Participant or Beneficiary; (b) payment to any person or institution maintaining custody of the Employee, Participant, Inactive Participant or Beneficiary; or (c) payment to any other person selected by the Plan Administrator to receive, manage and disburse such payment for the benefit of the Employee, Participant, Inactive Participant or Beneficiary. The receipt by any such person of any such payment shall be a complete acquittance therefor; and any such payment, to the extent thereof, shall discharge the liability of the

Company, the Committee, and the Plan for any amounts owed to the Employee, Participant, Inactive Participant or Beneficiary hereunder. In the event of any controversy or uncertainty regarding who should receive or whom the Plan Administrator should select to receive any payment under this Plan, the Plan Administrator may seek instruction from a court of proper jurisdiction or may place the payment (or entire Account) into such court with final distribution to be determined by such court.

     Correction of Errors
     --------------------

               Any crediting of Compensation or interest accruals to the Account of any Employee, Participant, Inactive Participant or Beneficiary under a mistake of fact or law shall be returned to the Company. If an Employee, Participant, Inactive Participant or Beneficiary in an application for a benefit or in response to any request by the Company or the Plan Administrator for information, makes any erroneous statement, omits any material fact, or fails to correct any information previously furnished incorrectly to the Company or the Plan Administrator, or if the Plan Administrator makes an error in determining the amount payable to an Employee, Participant, Inactive Participant or Beneficiary, the Company or the Plan Administrator may correct its error and adjust any payment on the basis of correct facts. The amount of any overpayment or underpayment may be deducted from or added to the next succeeding payments, as directed by the Plan Administrator. The Plan Administrator and the Company reserve the right to maintain any action, suit or proceeding to recover any amounts improperly or incorrectly paid to any person under the Plan or in settlement of a claim or satisfaction of a judgment involving the Plan.

     Missing Persons
     ---------------

               In the event a distribution of part or all of an Account is required to be made from the Plan to an Employee, Participant, Inactive Participant or Beneficiary, and such person cannot be located, the relevant portion of the Account shall escheat in accordance with the laws of the State of California. If the affected Employee, Participant, Inactive Participant or Beneficiary later contacts the Company, his or her portion of the Account shall be reinstated and distributed as soon as administratively feasible. The Company shall reinstate the amount forfeited by reclaiming such amount from the State of California, and allocating it to the Account of the affected Employee, Participant, Inactive Participant or Beneficiary. Prior to forfeiting any Account, the Company shall attempt to contact the Employee, Participant, Inactive Participant or Beneficiary by return receipt mail (or other carrier) at his or her last known address according to the Company's records, and, where practical, by letter-forwarding services offered through the Internal Revenue Service, or the Social Security Administration, or such other means as the Plan Administrator deems appropriate.

     Status of Participants
     ----------------------

               In accordance with Revenue Procedure 92-65 Section 3.01(d), this Plan hereby provides:

               a. Employees, Participants and Inactive Participants under this Plan shall have the status of general unsecured creditors of the Company;

               b. This Plan constitutes a mere promise by the Company to make benefit payments in the future;

               c. Any trust to which this Plan refers (i.e. any trust created by the Company and any assets held by the trust to assist the Company in meeting its obligations under the Plan) shall conform to the terms of the model trust described in Revenue Procedure 92-64; and

               d. It is the intention of the parties that the arrangements under this Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

     Employee and Spouse Acknowledgement
     -----------------------------------

               By executing this Plan document or related enrollment or election form, the undersigned Employee and, if Employee is married, Employee's spouse hereby acknowledge that each of them has read and understood this Plan document. Employee and his or her spouse also acknowledge that they knowingly and voluntarily agree to be bound by the provisions of the Plan, as amended from time to time, including those Plan provisions which require the resolution of disputes by binding out-of-court arbitration. Employee and his or her spouse further acknowledge that they have had the opportunity to consult with counsel of their own choosing with respect to all of the financial, tax and legal consequences of participating in this Plan, including in particular the effects of participation on any community property or other interest which the Employee's spouse may have in the Compensation deferred under this Executive Deferred Compensation Plan.

               IN WITNESS WHEREOF, each of the undersigned has executed this document on the date set forth adjacent to his or her signature below.


                                             THERMA-WAVE
                                             A California Corporation

Dated: __________                            By ______________________

                                             Title ___________________



                                             EMPLOYEE


Dated: __________                            _________________________
                                             Employee's Signature

                                             _________________________
                                             Employee's Printed Name



                                             EMPLOYEE'S SPOUSE


Dated: __________                            _________________________
                                             Spouse's Signature

                                             _________________________
                                             Spouse's Printed Name

                                  THERMA-WAVE
                     EXECUTIVE DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
1.    PURPOSE..........................................................    103

2.    DEFINITIONS AND CAPITALIZED TERMS................................    103

3.    ELIGIBILITY......................................................    105

4.    DEFERRAL OF COMPENSATION.........................................    105
         4.1    Election to Defer......................................    105
         4.2    Date of Deferral.......................................    106
         4.3    Multiple Elections.....................................      6
         4.4    Annual Elections.......................................      6
         4.5    No Hardship Adjustments................................    106

5.    DEFERRED COMPENSATION ACCOUNTS...................................    106
         5.1    Maintenance of Accounts................................    106
         5.2    Investment Elections...................................      7
         5.3    Investment Earnings or Losses..........................      8
         5.4    Interest Accruals......................................    107
         5.5    Investment of Unpaid Balances..........................      9
         5.6    Company's General Assets...............................    108

6.    EFFECT ON EMPLOYEE BENEFITS......................................     10

7.    PAYMENT OF DEFERRED COMPENSATION ACCOUNTS........................     10
         7.1    Income Tax Obligations.................................     10
         7.2    In-Service Withdrawals.................................     11
         7.3    Termination of Employment..............................     11
         7.4    Disability.............................................     12
         7.5    Retirement.............................................     12
         7.6    Death Prior to Commencement of Distributions...........     13
         7.7    Death After Commencement of Distributions..............     13
         7.8    Withholding and Other Tax Consequences.................     13

8.    FUNDING..........................................................     14

9.    SUSPENSION OF PAYMENTS UPON COMPANY'S INSOLVENCY.................     14

10.   NON-ALIENATION OF BENEFITS.....................................   15

11.   LIMITATION OF RIGHTS...........................................   15

12.   BEST PAYMENTS..................................................   16

13.   NOTICE UNDER WARN..............................................   17

14.   AMENDMENT OR TERMINATION OF PLAN...............................   17

15.   ADMINISTRATIVE PROCEDURES AND DISPUTE RESOLUTION...............   17
         15.1    Plan Administrator..................................   17
         15.2    Committee Organization and Procedures...............   18
         15.3    Administrative Authority............................   18
         15.4    Expenses............................................   19
         15.5    Insurance...........................................   19
         15.6    Claims Procedure....................................   19
         15.7    Appeal Procedures...................................   20
         15.8    Arbitration.........................................   20
         15.9    Notices.............................................   22
         15.10   Indemnification.....................................   22

16.   MISCELLANEOUS..................................................   23
         16.1    Alternative Acts and Times..........................   23
         16.2    Masculine and Feminine, Singular and Plural.........   23
         16.3    Governing Law and Severability......................   23
         16.4    Facility of Payment.................................   23
         16.5    Correction of Errors................................   24
         16.6    Missing Persons.....................................   24
         16.7    Status of Participants..............................   25
         16.8    Employee and Spouse Acknowledgement.................   25

      EXECUTION......................................................   27

                                  THERMA-WAVE

                     EXECUTIVE DEFERRED COMPENSATION PLAN

                           ________________________






                           Effective January 1, 2000

                               THERMA-WAVE, INC.
                     Executive Deferred Compensation Plan
                        Schedule 1, Calculation Assets
        _______________________________________________________________

The Company agrees that it will credit deferred Compensation and Company Contributions in the Employee's Account with earnings or losses from and after dates deferred amounts are credited to the Employee's Account. In determining the interest calculation under the Plan, the Company will utilize the following Calculation Assets, subject to the terms of the Plan.

          -------------------------------------------------------------------------------
                                FUND                                         Percentage
          -------------------------------------------------------------------------------
           1. MONY Money Market Fund                                                   %
          -------------------------------------------------------------------------------
           2. MONY Govt. Securities Fund                                               %
          -------------------------------------------------------------------------------
           3. MONY Int. Term Bond Fund                                                 %
          -------------------------------------------------------------------------------
           4. MONY Long Term Bond Fund                                                 %
          -------------------------------------------------------------------------------
           5. Enterprise High Yield Bond Fund                                          %
          -------------------------------------------------------------------------------
           6. Enterprise Managed Fund                                                  %
          -------------------------------------------------------------------------------
           7. Enterprise Equity Portfolio                                              %
          -------------------------------------------------------------------------------
           8. Enterprise Small Company Value Fund                                      %
          -------------------------------------------------------------------------------
           9. Enterprise International Growth Fund                                     %
          -------------------------------------------------------------------------------
           10. Enterprise Accumulation Trust Growth Portfolio                          %
          -------------------------------------------------------------------------------
           11. Enterprise Accumulation Trust Small Co. Growth Portfolio                %
          -------------------------------------------------------------------------------
           12. Dreyfus Capital Appreciation Fund                                       %
          -------------------------------------------------------------------------------
           13. Dreyfus Small Company Stock Fund                                        %
          -------------------------------------------------------------------------------
           14. Dreyfus Stock Index Fund                                                %
          -------------------------------------------------------------------------------
           15. Dreyfus Socially Responsible Growth Fund                                %
          -------------------------------------------------------------------------------
           16. Van Eck Worldwide Hard Assets Fund                                      %
          -------------------------------------------------------------------------------
           17. Van Eck Worldwide Bond Fund                                             %
          -------------------------------------------------------------------------------
           18. Van Eck Worldwide Emerging Markets Fund                                 %
          -------------------------------------------------------------------------------
           19. T Rowe Price Equity Income Portfolio                                    %
          -------------------------------------------------------------------------------
           20. T  Rowe Price Prime Reserve Portfolio                                   %
          -------------------------------------------------------------------------------
           21. T Rowe Price International Stock Portfolio                              %
          -------------------------------------------------------------------------------
           22. T Rowe Price Limited Term Bond                                          %
          -------------------------------------------------------------------------------
           23. T Rowe Price New America Growth Portfolio                               %
          -------------------------------------------------------------------------------
           24. T Rowe Price Personal Strategy Balanced Fund                            %
          -------------------------------------------------------------------------------
           25. Morgan Stanley Equity Growth Portfolio                                  %
          -------------------------------------------------------------------------------
           26. Morgan Stanley Fixed Income Portfolio                                   %
          -------------------------------------------------------------------------------
           27. Morgan Stanley Value Portfolio                                          %
          -------------------------------------------------------------------------------
           28. Fidelity VIP II Asset Manager Portfolio                                 %
          -------------------------------------------------------------------------------
           29. Fidelity VIP III Growth and Income Portfolio                            %
          -------------------------------------------------------------------------------
           30. Fidelity Growth Opportunities Portfolio                                 %
          -------------------------------------------------------------------------------
           31. Fidelity Contrafund Portfolio                                           %
          -------------------------------------------------------------------------------
           32. Fidelity Growth Portfolio                                               %
          -------------------------------------------------------------------------------
           33. Janus Capital Appreciation Portfolio                                    %
          -------------------------------------------------------------------------------
           34. Janus Aggressive Growth                                                 %
          -------------------------------------------------------------------------------
           35. Janus Flexible Income Portfolio                                         %
          -------------------------------------------------------------------------------
           36. Janus International Growth Portifolio                                   %
          -------------------------------------------------------------------------------
           37. Janus Flexible Worldwide Growth Portfolio                               %
          -------------------------------------------------------------------------------
                                                                                100%

     Participant(print name)____________________________

     Signature______________________________

     Date____________________


________________________________________________________________________________
                                  THERMA-WAVE

                     EXECUTIVE DEFERRED COMPENSATION PLAN

            EXHIBIT A (Part 1, page 1 of 2) - ELECTION OF DEFERRAL
________________________________________________________________________________

1. I acknowledge that the terms and conditions of the Therma-Wave EXECUTIVE DEFERRED COMPENSATION PLAN have been explained to me, including the tax consequences of my decision to participate in the Plan.

2. I agree to defer a portion of my current compensation, and to have that income paid to me at a later date pursuant to the terms and conditions of the Plan, which is incorporated by reference, in its entirety, in this Election of Deferral Form.

3. I understand that this Election Form is not an employment agreement, does not guarantee that I will receive any predetermined amount of compensation, and does not guarantee that I will receive any bonus, or incentive compensation.

4. I understand that any compensation I defer will be held as an asset of Therma-Wave, and will remain subject to the claims of the general creditors of Therma-Wave

ELECTION TO DEFER COMPENSATION

I hereby elect to defer the following amount from each of my paychecks (at least one percent (1%) but no more than one hundred percent (100%) of total Compensation):

         _____% and/or $_______ of my salary paid in calendar year 20____.

         _____% and/or $_______ of my bonus paid in calendar year 20____.

         _____% and/or $_______ of my commissions paid in calendar year 20____.

I understand that I may discontinue deferral of future compensation at any time during the Plan Year. I also understand that if I discontinue deferral of future compensation during the year, I cannot restart deferral until the beginning of the succeeding calendar year. The foregoing Election is voluntarily made by me after reviewing the terms of the Plan and with knowledge that this Election is irrevocable until changed in accordance with the terms of the Plan.

ELECTION OF EARLY RETIREMENT AGE

____ I elect an Early Retirment Age of ______ (no less than 55) years of age in which to retire from the Company and begin receiving distributions from my Account. I understand that such declaration must be made no less than one year from attaining such age and that in the absence of such declaration I may begin receiving distributions upon attaining Normal Retirement Age.

________________________________________________________________________________
                                  THERMA-WAVE

            EXHIBIT A (Part 1, page 2 of 2) - ELECTION OF DEFERRAL
________________________________________________________________________________

RETIREMENT BENEFIT DISTRIBUTION REQUEST

The following supersedes any previous distribution request and applies to all amounts deferred and Company Discretionary Contributions, adjusted for earnings, losses, and administrative expenses credited to or charged against the Employee's Account. This election cannot be changed retroactively as to prior deferrals, without the consent of the Corporation which may be withheld at its sole discretion.

In the event of either:

     1.   Retirement at the Early Retirement Age, or

     2.   Retirement at the Normal Retirement Age, or

     3.   Disability or Termination.

I wish to receive my current and future deferrals in the following form: IF YOU CHECK (ii), YOU MUST INDICATE THE NUMBER OF YEARS OVER WHICH INSTALLMENT DISTRIBUTIONS SHOULD CONTINUE.

     If none of the following requests apply, the Retirement Benefit will be payable, as described at paragraph 7.4 or 7.5, in 180 monthly installments such that the Account shall deplete following the final installment. Installments shall begin upon the later of the Retirement Date or actual termination of employment.

____   (i)   lump sum, payable at the earlier of Early Retirement Age or Normal
             Retirement Age, or date of actual termination of employment;

____   (ii)  in _______ substantially equal monthly installments. (at least 60 but not to exceed 180 months)

This Election of Deferral is executed and Agreed:


__________________________________  _________________________(Election Date)
(Signature)                         (Date)


__________________________________  _________________________
(Print Name)                        (Social Security Number)



Agreed:

Therma-Wave


By:__________________________


___________
(Date)

________________________________________________________________________________
                                  THERMA-WAVE
      EXHIBIT A (Part 2) - ELECTION OF COMPANY DISCRETIONARY CONTRIBUTION
________________________________________________________________________________


TO:      _________________________
         (Name of Employee)

FROM:    THERMA-WAVE

     The Company hereby elects to contribute the amount of _______________, and does credit such amount under the terms of the Therma-Wave, Executive Deferred Compensation Plan (the "Plan"), as of the _______ day of ______________, 20__, on behalf of the Account of the above named Employee.

     This contribution is subject to the terms of the Plan.



Therma-Wave


BY:___________________

________________________________________________________________________________
                                  THERMA-WAVE

                  EXHIBIT A (Part 3) - IN-SERVICE WITHDRAWAL
________________________________________________________________________________

IN-SERVICE WITHDRAWAL

I hereby elect to receive an In-Service Withdrawal on the In- Service Withdrawal Date specified below in the amount of the lesser of the Accrued Benefit, or the following amount:


AMOUNT: ____________________  (Insert Amount)




IN-SERVICE WITHDRAWAL DATE:__________________ (At least 12 months after Effective Date)



IN-SERVICE WITHDRAWAL. The lesser of either: (a) the In-Service Withdrawal amount designated by the Employee or (b) the Accrued Benefit, shall be distributed in a lump sum on the In-Service Withdrawal Date. The In-Service Withdrawal Date shall be the later of either: (a) the In-Service Withdrawal Date set forth, or (b) a date 12 months after the Election Date defined by this Agreement . No In-Service Withdrawal shall be effective unless it is elected on this form submitted as required by this Agreement.

________________________________________________________________________________
                                  THERMA-WAVE

                      EXHIBIT B- BENEFICIARY DESIGNATION
________________________________________________________________________________

I. _________________________ (Insert Employee's name as it appears in the Agreement.)

================================================================================

II. The above-named Employee's Revocable Beneficiary under the EXECUTIVE DEFERRED COMPENSATION PLAN is set forth below:

Primary Beneficiary(ies):         ____________________      ____________________

Relationship:                     ____________________      ____________________

Address:                          ____________________      ____________________

Social Security Number:           ____________________      ____________________

Contingent Beneficiary(ies):      ____________________      ____________________

Relationship:                     ____________________      ____________________

Address:                          ____________________      ____________________

Social Security Number:           ____________________      ____________________

================================================================================

III. If no individual beneficiary named is living at the Employee's death, the Beneficiary shall be the executor(s) or administrator(s) of the Employee.

IV. This Designation of Beneficiary revokes all prior designations and shall be effective as of the date it is filed with the Company. The Employee retains the right to revoke this Designation of Beneficiary.

Dated at _______________, State of _______________, on _______________, 20__.


__________________________              _____________________
Signature of Employee                   Witness